SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 24, 1996
                                                 ----------------


                     FORD MOTOR CREDIT COMPANY
      (Exact name of registrant as specified in its charter)

          Delaware                  1-6368              38-1612444
-----------------------     -----------------------  -------------------
(State or other juris-      (Commission File Number   (IRS Employer
 diction of incorporation          Number)           Identification No.)

The American Road, Dearborn, Michigan                        48121
----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code 313-322-3000

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ITEM 5. Other Events.

       Ford Motor Credit Company, a Delaware corporation (the "Company"), has registered $5,000,000,000 principal amount of its Debt Securities ("Debt Securities") pursuant to Registration Statement No. 33-64237. The Debt Securities were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933. The Debt Securities are to be issued under an Indenture dated as of February 1, 1985, as supplemented, between the Company and The Chase Manhattan Bank (formerly Chemical Bank), as Trustee.

     The Company has created a series of Debt Securities under such Indenture, as supplemented, in an aggregate principal amount of up to $5,000,000,000, designated as the Company's Medium-Term Notes Due from 9 Months to 30 Years from Date of Issue (the "Notes"). The opinions and consents of Sullivan & Cromwell and Shearman & Sterling consenting to the use of their names in the Prospectus relating to the Notes are being filed as exhibits to this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                              EXHIBITS

DESIGNATION              DESCRIPTION                  METHOD OF FILING
-----------              -----------                  ----------------
Exhibit 8.1       Opinion of Shearman & Sterling.     Filed with this Report.

Exhibit 8.2       Opinion of Sullivan & Cromwell.     Filed with this Report.

Exhibit 23.1      Consent of Shearman & Sterling      Filed with this Report.
                  is contained in their opinion set
                  forth in Exhibit 8.1.

Exhibit 23.2      Consent of Sullivan & Cromwell      Filed with this Report.
                  is contained in their opinion set
                  forth in Exhibit 8.2.



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                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                              FORD MOTOR CREDIT COMPANY
                                                     (Registrant)


Date:  October 25, 1996                        By:/s/R. P. Conrad
                                                 -----------------
                                                    R. P. Conrad
                                                    Assistant Secretary




                          EXHIBIT INDEX


DESIGNATION              DESCRIPTION                  METHOD OF FILING
-----------              -----------                  ----------------
Exhibit 8.1       Opinion of Shearman & Sterling.     Filed with this Report.

Exhibit 8.2       Opinion of Sullivan & Cromwell.     Filed with this Report.

Exhibit 23.1      Consent of Shearman & Sterling      Filed with this Report.
                  is contained in their opinion set
                  forth in Exhibit 8.1.

Exhibit 23.2      Consent of Sullivan & Cromwell      Filed with this Report.
                  is contained in their opinion set
                  forth in Exhibit 8.2.